Exhibit 10.3

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (“First Amendment”) is effective this 26th day of February, 2019 by and between Brixmor Property Group, Inc. (the “Company”) and Steven Siegel (“Executive”).
WHEREAS, Executive and the Company entered into an Employment Agreement dated November 1, 2011 (the “Employment Agreement”);
WHEREAS, Executive and the Company desire Executive’s continued employment with the Company under certain amended terms and conditions as set forth herein; and
WHEREAS, the parties now desire to amend the Employment Agreement accordingly.
NOW, THEREFORE, in consideration of the premises above, the parties hereto agree as follows:
1.Section 5(d)(ii)(G) of the Employment Agreement is deleted in its entirety and replaced with the following:
“(G) subject to Executive’s continued compliance with Section 6 and material compliance with Section 7 hereof, a lump-sum cash payment equal to the sum of (x) 200% of Executive’s Base Salary as of the date immediately prior to Executive’s termination of employment and (y) the sum of Executive’s Annual Bonuses payable (if any) in respect of the two fiscal years (the “Reference Fiscal Years”) immediately prior to the date of Executive’s termination of employment.”

2.Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect.

3.This Amendment and the Employment Agreement (other than the above section superseded by this Amendment) constitute the entire agreement between the parties on the subject of Executive’s employment with the Company.

4.This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

5.This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

BRIXMOR PROPERTY GROUP, INC.
/s/ James M. Taylor_________________
By: James M. Taylor
Title: Chief Executive Officer and President
EXECUTIVE
/s/ Steven Siegel____________________
Steven Siegel